UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2025

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase common stock at an exercise price of $402.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed by Scilex Holding Company (the “Company”), Semnur Pharmaceuticals, Inc. (“Semnur”), a Delaware corporation and wholly owned subsidiary of the Company, entered into an agreement and plan of merger (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated April 16, 2025, the “Merger Agreement”) with Denali Capital Acquisition Corp., a Cayman Islands exempted company (“Denali” or “Parent”), and Denali Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Denali (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Semnur with Semnur surviving the merger as a wholly owned subsidiary of Denali (the “Merger”). The Merger and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in Amendment No. 2 (as defined below) and the Merger Agreement.

On July 22, 2025, Semnur entered into Amendment No. 2 to the Merger Agreement with Denali and Merger Sub (“Amendment No. 2”). Amendment No. 2 amends the Merger Agreement to, among other things, modify the definitions of the “Exchange Ratio” and “Merger Consideration” to facilitate the issuance of additional shares of common stock of Semnur prior to the closing of the Business Combination in connection with any potential private placement financing or for issuance to advisors and other service providers for services rendered and maintain the 1.25-to-1 exchange ratio.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 hereto and is incorporated herein by reference.

Additional Information

In connection with the Business Combination, Denali filed with the SEC a Registration Statement on Form S-4 (the “Denali Registration Statement”), which includes a preliminary prospectus and preliminary proxy statement. Denali will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Denali Registration Statement, the definitive proxy statement/final prospectus or any other document that Denali will send to its shareholders in connection with the Business Combination. Investors and security holders of Denali are advised to read the proxy statement/prospectus in connection with Denali’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Denali as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: 437 Madison Avenue, 27th Floor, New York, New York 10022.

Participants in the Solicitation

Denali, Semnur and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Denali’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Denali’s directors and officers in Denali’s filings with the SEC, including the Denali Registration Statement filed with the SEC by Denali, which includes the proxy statement of Denali for the Business Combination, and such information and names of Semnur’s directors and executive officers are also included in the Denali Registration Statement filed with the SEC by Denali, which includes the proxy statement of Denali for the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Semnur and Denali, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of management of the Company, Semnur and Denali and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company, Semnur and Denali. These statements are subject to a number of risks and uncertainties regarding the Company’s, Semnur’s and Denali’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Semnur or the shareholders of Denali for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Semnur or Denali; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Denali’s shareholders; the inability to obtain financing; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq or OTC Markets following the Business Combination; and costs related to the Business Combination. There may be additional risks that Semnur and the Company presently do not know or that Semnur or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Semnur’s, the Company’s and Denali’s expectations, plans or forecasts of future events and views as of the date of this communication. Semnur and the Company anticipate that subsequent events and developments will cause such assessments to change. However, while Semnur and the Company may elect to update these forward-looking statements at some point in the future, each of Semnur and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Semnur’s or the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of July 22, 2025, by and among Denali Capital Acquisition Corp., Denali Merger Sub Inc. and Semnur Pharmaceuticals, Inc.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: July 23, 2025

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